Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Textainer Group Holdings Limited (the “Company”)

RBC Capital Markets, LLC (“RBC”)

Merrill Lynch, Pierce, Fenner & Smith Incorporated

(together, the “Specified Parties”)

We have performed the procedures desribed below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file (“TMCL V FAST271_ME_201705_ Grp.xlsb”) (the “Data File”) containing information on 375,011 shipping containers (the “Containers”) in the Company’s fleet and the associated leases (the “Leases”) as of May 31, 2017 (the “Cutoff Date”) related to the proposed offering of Textainer Marine Containers V Limited, Fixed Rate Asset-Backed Notes, Series 2017-2 Class A and Class B. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures desribed below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively.

We performed the following procedures:

A.	The Company instructed us to select a random sample of 25 Containers (the “Sample Containers”) from the Data File. A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Containers that we were instructed to randomly select from the Data File.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

B.	For each of the Sample Containers and their associated Leases, we compared or recomputed the information in the Data File to or using the information stated in the sources indicated below (the “Sources”) and instructions (as applicable) provided by the Company. The Specified Parties indicated that the absence of any of the noted Sources or the inability to agree the indicated information from the Data File to the Source(s) for each of the specified attributes constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attributes	Sources / Instructions

Container Unit ID	Invoice

Original Equipment Cost (“OEC”)	Screen shot from the Company’s fixed asset management system

Net Book Value (“NBV”)	Recomputed the NBV based on the OEC stated in the Data File, and the residual value percentage and depreciation life by Equipment Type provided by the Company. We compared the recomputed NBV to the NBV stated in the Data File. We were instructed by the Company to consider the NBV to be in agreement if the difference between the recomputed NBV and the NBV stated in the Data File was not greater than 3.00%.

Manufacture Date	Compared the Manufacture Month and Year stated in the Data File to the corresponding information stated in the Acceptance Certificate, or if such information was not stated, compared the Manufacture Date stated in the Data File to the date of the Acceptance Certificate. The Company instructed us to consider the information to be in agreement if the difference between the Manufacture Date stated in the Data File and the date of the Acceptance Certificate was not greater than 30 days.

Age	Recomputed as the number of calendar months from the Manufacture Date stated in the Data File to the Cutoff Date.

Equipment Type	Invoice

Lessee’s Name	Lease Agreement

Lease Type	Lease Agreement. We were instructed by the Company to consider the Lease to be a spot lease (Lease Type “SP”) if the Lease Agreement indicated a term of one year or less, and to consider the Lease to be a term lease (Lease Type “TR”) if the Lease Agreement indicated a term of longer than one year, or included an automatic renewal clause.

Lease Rate	Lease Agreement

Attributes	Sources / Instructions

Lease Start Date	Lease Agreement. The Company instructed us not to perform this procedure for Sample Containers with Lease Type “SP.” In the event the Lease Agreement stated the Lease Start Date as the container pick-up date, the Company instructed us to compare the Lease Start Date stated in the Data File to the Lease Start Date stated in a screen shot from the Company’s billing and tracking system.

Lease Expiration Date	Lease Agreement. The Company instructed us not to perform this procedure for Sample Containers with Lease Type “SP.” In the event the Lease Agreement stated the Lease Expiration Date based on an age limit of the Container, the Company instructed us to recompute the Lease Expiration Date using the age limit stated in the Lease Agreement and the Manufacture Date stated in the Data File, and compare the recomputed Lease Expiration Date to the Lease Expiration Date stated in the Data File. For Sample Container #8, for which the Lease Agreement did not specify the Lease Expiration Date, the Company instructed us to compare the Lease Expiration Date stated in the Data File to the minimum end date stated in a screen shot from the Company’s billing and tracking system.

The information regarding the Sample Containers was found to be in agreement with the respective information stated in the Sources.

C.	For each Sample Container, we observed an “OL” status in the Company’s billing and tracking system or the presence of a signed Lease Agreement or Lease Addendum. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement or Lease Addendum.

D.	The Company instructed us to consider a Sample Container to be “New” if an Invoice was available. For each Sample Container, we observed the presence of an Invoice.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File and information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers or the existence of the Leases, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources or data and documents furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition of the Containers or origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers or Leases being securitized, (iii) the compliance of the lessor of the Containers and originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers or the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

June 9, 2017

Exhibit A

Sample Container Number	Container ID	Sample Container Number	Container ID
1	TEMU867411	14	TGHU642147
2	TEMU054147	15	TGHU645914
3	TEMU050255	16	TEMU873080
4	TEMU862380	17	TGHU655240
5	TGHU184650	18	TGHU644684
6	TEMU243984	19	TEMU312074
7	TGHU687901	20	TEMU379495
8	TEMU601374	21	TGHU508679
9	TEMU374692	22	TEMU635265
10	TEMU206034	23	TEXU896231
11	TEMU297703	24	TEMU377185
12	TGHU652424	25	TEMU651115
13	TEMU309767

The Sample Containers

A-1